SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2006

California News Tech
(Exact name of registrant as specified in its charter)

Nevada	333-107300	88-0417389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Van Ness Avenue Suite 406-407, 4th Floor, San Francisco, California,United States of America	94109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 415-205-1695

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 1.01    Entry into Material Definitive Agreement

On October 30, 2006 we entered into a Debenture Subscription Agreement with DNB Capital Management, Inc., which agreement was to close on December 15, 2006. We reported our entry into this agreement on a Form 8-K filed October 30, 2006.

On December 8, 2006 we filed a Form 8-K for the first amendment to extend the closing of the Debenture Subscription Agreement to January 31, 2007.

On January 31, 2007 the parties to the Debenture Subscription Agreement agreed to extend the closing to March 2, 2007.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description.
10.1	Second Amendment to Debenture Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California News Tech

/s/Marian Munz
Marian Munz
Chief Executive Officer
Date: February 2, 2007